                                                                    Exhibit 24.1

                               POWER OF ATTORNEY
                               -----------------

                       NATIONAL EQUIPMENT SERVICES, INC.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to National Equipment Services, Inc., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Albany Ladder Company, Inc., BAT Acquisition Corp., Carl's Mid South Rent-All Center Incorporated, Falconite Aviation, Inc., Falconite Equipment, Inc., Falconite, Inc., Falconite Rebuild Center, Inc., McCurry & Falconite Equipment Co., Inc., M&M Properties, Inc., NES Acquisition Corp., NES East Acquisition Corp., NES Michigan Acquisition Corp., Rebel Studio Rentals, Inc. and Shaughnessy Crane Service, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $175,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2004, Series D (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 22nd day of January, 1999, by the following persons:


/S/ Kevin P. Rodgers                      /S/ Dennis J. O'Connor
--------------------------------------    --------------------------------------
Kevin P. Rodgers,                         Dennis J. O'Connor,
President, Chief Executive Officer and    Chief Financial Officer
Director

/S/ Carl D. Thoma                         /S/ William C. Kessinger
--------------------------------------    --------------------------------------
Carl D. Thoma,                            William C. Kessinger,
Director                                  Director

/S/ Ronald St. Clair                      /S/ John L. Grove
--------------------------------------    --------------------------------------
Ronald St. Clair,                         John L. Grove,
Director                                  Director

                               POWER OF ATTORNEY
                               -----------------

                          ALBANY LADDER COMPANY, INC.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Albany Ladder Company, Inc., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Albany Ladder Company, Inc., BAT Acquisition Corp., Carl's Mid South Rent-All Center Incorporated, Falconite Aviation, Inc., Falconite Equipment, Inc., Falconite, Inc., Falconite Rebuild Center, Inc., McCurry & Falconite Equipment Co., Inc., M&M Properties, Inc., NES Acquisition Corp., NES East Acquisition Corp., NES Michigan Acquisition Corp., Rebel Studio Rentals, Inc. and Shaughnessy Crane Service, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $175,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2004, Series D (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 22nd day of January, 1999, by the following persons:


/S/ Kevin P. Rodgers                      /S/ Dennis J. O'Connor
--------------------------------------    --------------------------------------
Kevin P. Rodgers,                         Dennis J. O'Connor,
President, Chief Executive Officer and    Chief Financial Officer
Director

/S/ Carl D. Thoma                         /S/ William C. Kessinger
--------------------------------------    --------------------------------------
Carl D. Thoma,                            William C. Kessinger,
Director                                  Director

                               POWER OF ATTORNEY
                               -----------------

                             BAT ACQUISITION CORP.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to BAT Acquisition Corp., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Albany Ladder Company, Inc., BAT Acquisition Corp., Carl's Mid South Rent-All Center Incorporated, Falconite Aviation, Inc., Falconite Equipment, Inc., Falconite, Inc., Falconite Rebuild Center, Inc., McCurry & Falconite Equipment Co., Inc., M&M Properties, Inc., NES Acquisition Corp., NES East Acquisition Corp., NES Michigan Acquisition Corp., Rebel Studio Rentals, Inc. and Shaughnessy Crane Service, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $175,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2004, Series D (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 22nd day of January, 1999, by the following persons:


/S/ Kevin P. Rodgers                      /S/ Dennis J. O'Connor
--------------------------------------    --------------------------------------
Kevin P. Rodgers,                         Dennis J. O'Connor,
President, Chief Executive Officer and    Chief Financial Officer
Director

/S/ Carl D. Thoma                         /S/ William C. Kessinger
--------------------------------------    --------------------------------------
Carl D. Thoma,                            William C. Kessinger,
Director                                  Director

                               POWER OF ATTORNEY
                               -----------------

                 CARL'S MID SOUTH RENT-ALL CENTER INCORPORATED

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Carl's Mid South Rent-All Center Incorporated, to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and
(ii) Albany Ladder Company, Inc., BAT Acquisition Corp., Carl's Mid South Rent-All Center Incorporated, Falconite Aviation, Inc., Falconite Equipment, Inc., Falconite, Inc., Falconite Rebuild Center, Inc., McCurry & Falconite Equipment Co., Inc., M&M Properties, Inc., NES Acquisition Corp., NES East Acquisition Corp., NES Michigan Acquisition Corp., Rebel Studio Rentals, Inc. and Shaughnessy Crane Service, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $175,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2004, Series D (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 22nd day of January, 1999, by the following persons:


/S/ Kevin P. Rodgers                      /S/ Dennis J. O'Connor
--------------------------------------    --------------------------------------
Kevin P. Rodgers,                         Dennis J. O'Connor,
President, Chief Executive Officer and    Chief Financial Officer
Director

/S/ Carl D. Thoma                         /S/ William C. Kessinger
--------------------------------------    --------------------------------------
Carl D. Thoma,                            William C. Kessinger,
Director                                  Director

                               POWER OF ATTORNEY
                               -----------------

                            FALCONITE AVIATION, INC.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Falconite Aviation, Inc., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Albany Ladder Company, Inc., BAT Acquisition Corp., Carl's Mid South Rent-All Center Incorporated, Falconite Aviation, Inc., Falconite Equipment, Inc., Falconite, Inc., Falconite Rebuild Center, Inc., McCurry & Falconite Equipment Co., Inc., M&M Properties, Inc., NES Acquisition Corp., NES East Acquisition Corp., NES Michigan Acquisition Corp., Rebel Studio Rentals, Inc. and Shaughnessy Crane Service, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $175,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2004, Series D (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 22nd day of January, 1999, by the following persons:


/S/ Kevin P. Rodgers                      /S/ Dennis J. O'Connor
--------------------------------------    --------------------------------------
Kevin P. Rodgers,                         Dennis J. O'Connor,
President, Chief Executive Officer and    Chief Financial Officer
Director

/S/ Carl D. Thoma                         /S/ William C. Kessinger
--------------------------------------    --------------------------------------
Carl D. Thoma,                            William C. Kessinger,
Director                                  Director

                               POWER OF ATTORNEY
                               -----------------

                           FALCONITE EQUIPMENT, INC.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Falconite Equipment, Inc., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Albany Ladder Company, Inc., BAT Acquisition Corp., Carl's Mid South Rent-All Center Incorporated, Falconite Aviation, Inc., Falconite Equipment, Inc., Falconite, Inc., Falconite Rebuild Center, Inc., McCurry & Falconite Equipment Co., Inc., M&M Properties, Inc., NES Acquisition Corp., NES East Acquisition Corp., NES Michigan Acquisition Corp., Rebel Studio Rentals, Inc. and Shaughnessy Crane Service, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $175,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2004, Series D (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 22nd day of January, 1999, by the following persons:


/S/ Kevin P. Rodgers                      /S/ Dennis J. O'Connor
--------------------------------------    --------------------------------------
Kevin P. Rodgers,                         Dennis J. O'Connor,
President, Chief Executive Officer and    Chief Financial Officer
Director

/S/ Carl D. Thoma                         /S/ William C. Kessinger
--------------------------------------    --------------------------------------
Carl D. Thoma,                            William C. Kessinger,
Director                                  Director

                               POWER OF ATTORNEY
                               -----------------

                                FALCONITE, INC.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Falconite, Inc., to sign the Registration Statement on Form S-4 of
(i) National Equipment Services, Inc. and (ii) Albany Ladder Company, Inc., BAT Acquisition Corp., Carl's Mid South Rent-All Center Incorporated, Falconite Aviation, Inc., Falconite Equipment, Inc., Falconite, Inc., Falconite Rebuild Center, Inc., McCurry & Falconite Equipment Co., Inc., M&M Properties, Inc., NES Acquisition Corp., NES East Acquisition Corp., NES Michigan Acquisition Corp., Rebel Studio Rentals, Inc. and Shaughnessy Crane Service, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $175,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2004, Series D (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 22nd day of January, 1999, by the following persons:


/S/ Kevin P. Rodgers                      /S/ Dennis J. O'Connor
--------------------------------------    --------------------------------------
Kevin P. Rodgers,                         Dennis J. O'Connor,
President, Chief Executive Officer and    Chief Financial Officer
Director

/S/ Carl D. Thoma                         /S/ William C. Kessinger
--------------------------------------    --------------------------------------
Carl D. Thoma,                            William C. Kessinger,
Director                                  Director

                               POWER OF ATTORNEY
                               -----------------

                         FALCONITE REBUILD CENTER, INC.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Falconite Rebuild Center, Inc., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Albany Ladder Company, Inc., BAT Acquisition Corp., Carl's Mid South Rent-All Center Incorporated, Falconite Aviation, Inc., Falconite Equipment, Inc., Falconite, Inc., Falconite Rebuild Center, Inc., McCurry & Falconite Equipment Co., Inc., M&M Properties, Inc., NES Acquisition Corp., NES East Acquisition Corp., NES Michigan Acquisition Corp., Rebel Studio Rentals, Inc. and Shaughnessy Crane Service, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $175,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2004, Series D (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 22nd day of January, 1999, by the following persons:


/S/ Kevin P. Rodgers                      /S/ Dennis J. O'Connor
--------------------------------------    --------------------------------------
Kevin P. Rodgers,                         Dennis J. O'Connor,
President, Chief Executive Officer and    Chief Financial Officer
Director

/S/ Carl D. Thoma                         /S/ William C. Kessinger
--------------------------------------    --------------------------------------
Carl D. Thoma,                            William C. Kessinger,
Director                                  Director

                               POWER OF ATTORNEY
                               -----------------

                    MCCURRY & FALCONITE EQUIPMENT CO., INC.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to McCurry & Falconite Equipment Co., Inc., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Albany Ladder Company, Inc., BAT Acquisition Corp., Carl's Mid South Rent-All Center Incorporated, Falconite Aviation, Inc., Falconite Equipment, Inc., Falconite, Inc., Falconite Rebuild Center, Inc., McCurry & Falconite Equipment Co., Inc., M&M Properties, Inc., NES Acquisition Corp., NES East Acquisition Corp., NES Michigan Acquisition Corp., Rebel Studio Rentals, Inc. and Shaughnessy Crane Service, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $175,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2004, Series D (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 22nd day of January, 1999, by the following persons:


/S/ Kevin P. Rodgers                      /S/ Dennis J. O'Connor
--------------------------------------    --------------------------------------
Kevin P. Rodgers,                         Dennis J. O'Connor,
President, Chief Executive Officer and    Chief Financial Officer
Director

/S/ Carl D. Thoma                         /S/ William C. Kessinger
--------------------------------------    --------------------------------------
Carl D. Thoma,                            William C. Kessinger,
Director                                  Director

                               POWER OF ATTORNEY
                               -----------------

                              M&M PROPERTIES, INC.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to M&M Properties, Inc., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Albany Ladder Company, Inc., BAT Acquisition Corp., Carl's Mid South Rent-All Center Incorporated, Falconite Aviation, Inc., Falconite Equipment, Inc., Falconite, Inc., Falconite Rebuild Center, Inc., McCurry & Falconite Equipment Co., Inc., M&M Properties, Inc., NES Acquisition Corp., NES East Acquisition Corp., NES Michigan Acquisition Corp., Rebel Studio Rentals, Inc. and Shaughnessy Crane Service, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $175,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2004, Series D (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 22nd day of January, 1999, by the following persons:


/S/ Kevin P. Rodgers                      /S/ Dennis J. O'Connor
--------------------------------------    --------------------------------------
Kevin P. Rodgers,                         Dennis J. O'Connor,
President, Chief Executive Officer and    Chief Financial Officer
Director

/S/ Carl D. Thoma                         /S/ William C. Kessinger
--------------------------------------    --------------------------------------
Carl D. Thoma,                            William C. Kessinger,
Director                                  Director

                               POWER OF ATTORNEY
                               -----------------

                             NES ACQUISITION CORP.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to NES Acquisition Corp., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Albany Ladder Company, Inc., BAT Acquisition Corp., Carl's Mid South Rent-All Center Incorporated, Falconite Aviation, Inc., Falconite Equipment, Inc., Falconite, Inc., Falconite Rebuild Center, Inc., McCurry & Falconite Equipment Co., Inc., M&M Properties, Inc., NES Acquisition Corp., NES East Acquisition Corp., NES Michigan Acquisition Corp., Rebel Studio Rentals, Inc. and Shaughnessy Crane Service, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $175,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2004, Series D (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 22nd day of January, 1999, by the following persons:


/S/ Kevin P. Rodgers                      /S/ Dennis J. O'Connor
--------------------------------------    --------------------------------------
Kevin P. Rodgers,                         Dennis J. O'Connor,
President, Chief Executive Officer and    Chief Financial Officer
Director

/S/ Carl D. Thoma                         /S/ William C. Kessinger
--------------------------------------    --------------------------------------
Carl D. Thoma,                            William C. Kessinger,
Director                                  Director

                               POWER OF ATTORNEY
                               -----------------

                           NES EAST ACQUISITION CORP.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to NES East Acquisition Corp., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Albany Ladder Company, Inc., BAT Acquisition Corp., Carl's Mid South Rent-All Center Incorporated, Falconite Aviation, Inc., Falconite Equipment, Inc., Falconite, Inc., Falconite Rebuild Center, Inc., McCurry & Falconite Equipment Co., Inc., M&M Properties, Inc., NES Acquisition Corp., NES East Acquisition Corp., NES Michigan Acquisition Corp., Rebel Studio Rentals, Inc. and Shaughnessy Crane Service, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $175,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2004, Series D (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 22nd day of January, 1999, by the following persons:


/S/ Kevin P. Rodgers                      /S/ Dennis J. O'Connor
--------------------------------------    --------------------------------------
Kevin P. Rodgers,                         Dennis J. O'Connor,
President, Chief Executive Officer and    Chief Financial Officer
Director

/S/ Carl D. Thoma                         /S/ William C. Kessinger
--------------------------------------    --------------------------------------
Carl D. Thoma,                            William C. Kessinger,
Director                                  Director

                               POWER OF ATTORNEY
                               -----------------

                         NES MICHIGAN ACQUISITION CORP.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to NES Michigan Acquisition Corp., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Albany Ladder Company, Inc., BAT Acquisition Corp., Carl's Mid South Rent-All Center Incorporated, Falconite Aviation, Inc., Falconite Equipment, Inc., Falconite, Inc., Falconite Rebuild Center, Inc., McCurry & Falconite Equipment Co., Inc., M&M Properties, Inc., NES Acquisition Corp., NES East Acquisition Corp., NES Michigan Acquisition Corp., Rebel Studio Rentals, Inc. and Shaughnessy Crane Service, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $175,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2004, Series D (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 22nd day of January, 1999, by the following persons:


/S/ Kevin P. Rodgers                      /S/ Dennis J. O'Connor
--------------------------------------    --------------------------------------
Kevin P. Rodgers,                         Dennis J. O'Connor,
President, Chief Executive Officer and    Chief Financial Officer
Director

/S/ Carl D. Thoma                         /S/ William C. Kessinger
--------------------------------------    --------------------------------------
Carl D. Thoma,                            William C. Kessinger,
Director                                  Director

                               POWER OF ATTORNEY
                               -----------------

                           REBEL STUDIO RENTALS, INC.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Rebel Studio Rentals, Inc., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Albany Ladder Company, Inc., BAT Acquisition Corp., Carl's Mid South Rent-All Center Incorporated, Falconite Aviation, Inc., Falconite Equipment, Inc., Falconite, Inc., Falconite Rebuild Center, Inc., McCurry & Falconite Equipment Co., Inc., M&M Properties, Inc., NES Acquisition Corp., NES East Acquisition Corp., NES Michigan Acquisition Corp., Rebel Studio Rentals, Inc. and Shaughnessy Crane Service, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $175,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2004, Series D (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 22nd day of January, 1999, by the following persons:


/S/ Kevin P. Rodgers                      /S/ Dennis J. O'Connor
--------------------------------------    --------------------------------------
Kevin P. Rodgers,                         Dennis J. O'Connor,
President, Chief Executive Officer and    Chief Financial Officer
Director

/S/ Carl D. Thoma                         /S/ William C. Kessinger
--------------------------------------    --------------------------------------
Carl D. Thoma,                            William C. Kessinger,
Director                                  Director

                               POWER OF ATTORNEY
                               -----------------

                        SHAUGHNESSY CRANE SERVICE, INC.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Shaughnessy Crane Service, Inc., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Albany Ladder Company, Inc., BAT Acquisition Corp., Carl's Mid South Rent-All Center Incorporated, Falconite Aviation, Inc., Falconite Equipment, Inc., Falconite, Inc., Falconite Rebuild Center, Inc., McCurry & Falconite Equipment Co., Inc., M&M Properties, Inc., NES Acquisition Corp., NES East Acquisition Corp., NES Michigan Acquisition Corp., Rebel Studio Rentals, Inc. and Shaughnessy Crane Service, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $175,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2004, Series D (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 22nd day of January, 1999, by the following persons:


/S/ Kevin P. Rodgers                      /S/ Dennis J. O'Connor
--------------------------------------    --------------------------------------
Kevin P. Rodgers,                         Dennis J. O'Connor,
President, Chief Executive Officer and    Chief Financial Officer
Director

/S/ Carl D. Thoma                         /S/ William C. Kessinger
--------------------------------------    --------------------------------------
Carl D. Thoma,                            William C. Kessinger,
Director                                  Director